HSBC Investor Funds

World Selection Funds

Aggressive Strategy Fund

Balanced Strategy Fund

Moderate Strategy Fund

Conservative Strategy Fund

(each, a “Fund,” and collectively, the “Funds”)

Supplement Dated August 30, 2011
to
the HSBC World Selection Funds Prospectus Dated
February 28, 2011

The Board of Trustees of HSBC Investor Funds (the “Trust”) has approved, subject to shareholder approval, a new investment advisory contract supplement on behalf of each Fund. This new supplement, if approved by shareholders, will provide for an increase in the overall management fee payable by each of the Funds to 0.25% of the Fund’s average daily net assets, representing an overall increase in management fees for the Fund of 0.20% of average daily net assets.

HSBC Global Asset management (USA) Inc. (the “Adviser”) is seeking this increase in the overall management fee payable by each Fund as compensation for additional services for the Funds that were not considered when the current fee structure was implemented at the Funds’ launch. When the Funds were rebranded in January 2010, changes were made to each Fund’s strategy and the manner in which its investment objective is achieved that require an increased amount of investment research and administrative support from the Adviser.

A joint special meeting of each Fund’s shareholders of record as of August 2, 2011 will be held on or about September 30, 2011, for the purpose of approving this new investment advisory contract.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE